                                                                     EXHIBIT 3.4

                                    BY-LAWS

                                      OF

                        ALBANY MOLECULAR RESEARCH, INC.



                                   ARTICLE I
                                   ---------

                                 Stockholders
                                 ------------

     Section 1.  Annual Meeting.  The Annual Meeting of Stockholders shall be
                 --------------
held each year at the place, date and time determined by the Board of Directors. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Certificate of Incorporation or by these By-laws, may be specified by the Board of Directors, the Chief Executive Officer or the President. If no annual meeting has been held on the date fixed above, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an annual meeting.

     Section 2.  Special Meetings.  Special meetings of the stockholders may be
                 ----------------
called at any time by the President, the Chief Executive Officer or the Board of Directors.

     Section 3.  Notice of Meetings.  A written notice stating the place, date
                 ------------------
and hour of the Annual Meeting of Stockholders shall be given by the Secretary (or other person authorized by these By-laws or by law) not less than ten (10), nor more than sixty (60), days before the meeting to each stockholder entitled to vote thereat, and to each stockholder who, under the Certificate of Incorporation or under these By-laws, is entitled to such notice, by delivering such notice to him or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears in the records of the Corporation. Notice need not be given to a stockholder if a written waiver of notice is executed before or after the meeting by such stockholder, if communication with such stockholder is unlawful, or if such stockholder attends the meeting in question, unless such attendance was for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

     Notice of Special Meetings shall be given in the same manner as provided for Annual Meetings, except that the written notice of Special Meetings shall state clearly and briefly the purpose or purposes for which the meeting is called. Only such purposes shall be considered or dealt with at Special Meetings.

     Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in the written waiver of notice.

     If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 4.  Quorum.  The holders of a majority of the shares entitled to
                 ------
vote, present in person or represented by proxy, at a meeting shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

     Section 5.  Voting and Proxies.  Stockholders shall have one vote for each
                 ------------------
share of stock entitled to vote owned by them of record according to the books of the Corporation unless otherwise provided by law or by the Certificate of Incorporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy purporting to be executed by, or on behalf of, a stockholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

     Section 6.  Action at Meeting.  When a quorum is present, any matter before
                 -----------------
the meeting shall be decided by vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such matter except where a larger vote is required by law, by the Certificate of Incorporation or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes cast, except where a larger vote is required by law, by the Certificate of Incorporation or by these By-laws. No ballot shall be required for any election. The Corporation shall not directly or indirectly vote any share of its own stock; provided, however, that the
                                               --------  -------
Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

     Section 7.  Action Without a Meeting.  Any action required or permitted by
                 ------------------------
law to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of that number of outstanding shares of stock entitled to vote thereon as is required by law, by the Certificate of Incorporation or by these By-Laws to approve the action proposed to be taken.

     Section 8.  Stockholder Lists.  The Secretary (or the corporation's
                 -----------------
transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                                  ARTICLE II
                                  ----------

                                   Directors
                                   ---------

     Section 1.  Powers.  The business of tHe Corporation shall be managed by or
                 ------
under the direction of a Board of Directors that may exercise all the powers of the Corporation except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     Section 2.  Number; Election and Qualification.  The number of Directors
                 ----------------------------------
shall not be less than one nor more than nine (9) and shall be fixed by resolution duly adopted from time to time by the Board of Directors. At each Annual Meeting, the stockholders shall elect the Directors, and the Directors shall hold office, in the manner provided in the Certificate of Incorporation. No Director need be a stockholder.

     Section 3.  Vacancies; Reduction of Board.  Any vacancy in the Board of
                 -----------------------------
Directors, however occurring, including a vacancy resulting from the enlargement of the Board of Directors, may be filled by the stockholders or by the Directors then in office or by a sole remaining Director. In lieu of filling any such vacancy, the stockholders or Board of Directors may reduce the number of Directors, but not to a number less than the minimum number required by Section 2 of this Article II. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

     Section 4.  Enlargement of the Board.  The Board of Directors may be
                 ------------------------
enlarged by the stockholders at any meeting or by vote of a majority of the Directors then in office.

     Section 5.  Tenure.  Except as otherwise provided by law, by the
                 ------
Certificate of Incorporation or by these By-laws, Directors shall hold office for one year or until their successors are elected and qualified or until their earlier resignation or removal. Any Director may resign by delivering his written resignation to the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Section 6.   Removal.  A Director may be removed from office with or
                  -------
without cause by vote of the holders of a majority of the shares of stock entitled to vote in the election of Directors.

     Section 7.   Meetings.  The regular Annual Meeting of the Board of
                  --------
Directors shall be held immediately after the close of the Annual Meeting of the Stockholders. No notice shall be required for this meeting. Other regular meetings of the Board of Directors may be held without notice at such time, date and place as the Board of Directors may from time to time determine. Special meetings of the Board of Directors may be called, orally or in writing, by the Chairman of the Board, if one is elected, or the President designating the time, date and place thereof. Any matter of business which may properly come before the Board of Directors may be transacted at either a regular or special meeting thereof. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting.

     Section 8.   Notice of Meetings.  Notice of the time, date and place of all
                  ------------------
special meetings of the Board of Directors shall be given to each Director by the Secretary or Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the President. Notice shall be given to each Director in person or by telephone or by telegram sent to his business or home address at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his business or home address at least forty-eight (48) hours in advance of the meeting. Notice need not be given to any Director if a written waiver of notice is executed by him before or after the meeting, or if communications with such Director is unlawful, or if all of the Directors are present at the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purpose of the meeting.

     Section 9.   Quorum.  At any meeting of the Board of Directors, a majority
                  ------
of the Directors then in office shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice.

     Section 10.  Action at Meeting.  At any meeting of the Board of Directors
                  -----------------
at which a quorum is present, a majority of the Directors present may take any action on behalf of the Board of Directors, unless a larger number is required by law, by the Certificate of Incorporation or by these By-laws.

     Section 11.  Action by Consent.  Any action required or permitted to be
                  -----------------
taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of the Board of Directors. Such consent shall be treated as a vote of the Board of Directors for all purposes.

     Section 12.  Committees.  The Board of Directors, by vote of a majority of
                  ----------
the Directors then in office, may elect from its number one or more committees (each committee to consist of one or more of the Directors of the Corporation), including an Executive Committee, a Compensation Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate of Incorporation, or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.


                                  ARTICLE III
                                  -----------

                                   Officers
                                   --------


     Section 1.   Enumeration.  The officers of the Corporation shall consist of
                  -----------
a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers, including one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors may determine.

     Section 2.   Election.  At its Annual Meeting, the Board of Directors shall
                  --------
elect the Chief Executive Officer, the President, the Secretary and the Treasurer. Other officers may be chosen by the Board of Directors at such meeting or any other meeting.

     Section 3.   Qualification.  No officer need be a stockholder.  No officer
                  -------------
need be a Director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his duties in such amount and with such sureties as the Board of Directors may determine.

     Section 4.   Tenure.  Except as otherwise provided by the Certificate of
                  ------
Incorporation or by these By-laws, each of the officers of the Corporation shall hold his office for one year or until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign by delivering his written resignation to the Corporation, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Section 5.   Removal.  The Board of Directors may remove any officer with
                  -------
or without cause by a vote of a majority of the Directors then in office; provided that if an officer is to be
--------
removed for cause, he may only be removed after reasonable notice and an opportunity to be heard by the Board of Directors.

     Section 6.   Absence or Disability.  In the event of the absence or
                  ---------------------
disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

     Section 7.   Vacancies.  Any vacancy in any office may be filled for the
                  ---------
unexpired portion of the term by the Board of Directors.

     Section 8.   Chairman of the Board.  The Chairman of the Board, if one is
                  ---------------------
elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

     Section 9.   Chief Executive Officer.  The Chief Executive Officer shall,
                  -----------------------
subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business. If there is no Chairman of the Board or if he is absent, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and of the Board of Directors. The Chief Executive Officer shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

     Section 10.  President.  The President, if one is elected, shall have such
                  ---------
powers and shall perform such duties as the Board of Directors may from time to time designate.

     Section 11.  Vice Presidents and Assistant Vice Presidents.  Any Vice
                  ---------------------------------------------
President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

     Section 12.  Treasurer and Assistant Treasurers.  The Treasurer shall,
                  ----------------------------------
subject to the direction of the Board of Directors, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities and valuable documents of the Corporation, except as the Board of Directors may otherwise provide.

     Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time designate.

     Section 13.  Secretary and Assistant Secretaries.  The Secretary shall
                  -----------------------------------
record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose.
In the absence of the Secretary from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his signature. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.

     Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time designate.

     The Secretary or any Assistant Secretary may certify as to resolutions or consents adopted by the Board of Directors and as to the incumbency of any officer.

     Section 14.  Other Powers and Duties.  Subject to these By-laws and to such
                  -----------------------
limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.


                                  ARTICLE IV
                                  ----------

                                 Capital Stock
                                 -------------

     Section 1.   Certificates of Stock.  Each stockholder shall be entitled to
                  ---------------------
a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the President or a Vice President and by the Treasurer or the Secretary. The signatures by the officers of the Corporation may be facsimile if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the Corporation or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

     Section 2.   Transfers.  Subject to any restrictions on transfer, shares of
                  ---------
stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

     Section 3.  Record Holders.  Except as may otherwise be required by law, by
                 --------------
the Certificate of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

     It shall be the duty of each stockholder to notify the Corporation of his post office address.

     Section 4.  Record Date.  In order that the Corporation may determine the
                 -----------
stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (other than determining stockholders entitled to consent to corporate action in writing without a meeting), the Board of Directors may fix in advance a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. In each case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the books of the Corporation after the record date.

     If no record date is fixed: (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 5.  Replacement of Certificates.  In case of the alleged loss,
                 ---------------------------
destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

                                   ARTICLE V
                                   ---------

               Indemnification of Directors, Officers and Others
               -------------------------------------------------

     Section 1.  Indemnifiable Events; Extent of Indemnification.
                 -----------------------------------------------

     A. The Corporation shall indemnify, to the fullest extent permitted by the General Corporation Law of the State of Delaware (as presently in effect or as hereafter amended):

          (1) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action or suit by or in the right of the Corporation) by reason of the fact that he is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit, action or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its
                                               ---- ----------
     equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (2) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          (3) To the extent that a Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (1) and (2), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     B. The Board of Directors, in its discretion, may authorize the Corporation to indemnify:

          (1) Any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself,
                       ---- ----------
     create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (2) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 2.  Determination of Entitlement.  Any indemnification hereunder
                 ----------------------------
(unless required by law or ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former Director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 of this Article V. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the Directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (ii) if, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     Section 3.  Advance Payments.  Expenses (including attorneys' fees)
                 ----------------
incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Corporation as authorized in this Article V. Such expenses (including attorneys' fees) incurred by former Directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

     Section 4.  Non-Exclusive Nature of Indemnification.  The indemnification
                 ---------------------------------------
provided herein shall not be deemed exclusive of any other rights to which any person, whether or not entitled to be indemnified hereunder, may be entitled under any statute, by-law, agreement, vote of stockholders or Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Each person who is or becomes a Director or officer as aforesaid shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article V.

     Section 5.  Insurance.  The Corporation may purchase and maintain insurance
                 ---------
on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of the State of Delaware (as presently in effect or hereafter amended), the Certificate of Incorporation or these By-laws.

     Section 6.  No Duplicate Payments.  The Corporation's indemnification under
                 ---------------------
Section 1 of this Article V of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the Corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.

     Section 7.  Amendment.  This Article V may be amended only so as to have a
                 ---------
prospective effect. Any amendment to this Article V which would result in any person having a more limited entitlement to indemnification may be approved only by the stockholders.



                                  ARTICLE VI
                                  ----------

                       Transactions with Related Parties
                       ---------------------------------

     Section 1.  Transactions Not Void.  No contract or transaction between the
                 ---------------------
Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof, which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

          (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.

     Section 2.  Quorum.  Interested Directors may be counted in determining the
                 ------
presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     Section 3.  Limitation.  Nothing herein contained shall protect or purport
                 ----------
to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                                  ARTICLE VII
                                  -----------

                           Miscellaneous Provisions
                           ------------------------

     Section 1.  Fiscal Year.  The fiscal year of the Corporation shall end on
                 -----------
December 31 of each year.

     Section 2.  Seal.  The Board of Directors shall have power to adopt and
                 ----
alter the seal of the Corporation.

     Section 3.  Execution of Instruments.  All deeds, leases, transfers,
                 ------------------------
contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without Director action may be executed on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President.

     Section 4.  Voting of Securities.  Unless the Board of Directors otherwise
                 --------------------
provides, the Chief Executive Officer, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.

     Section 5.  Resident Agent.  The Board of Directors may appoint a resident
                 --------------
agent upon whom legal process may be served in any action or proceeding against the Corporation.

     Section 6.  Corporate Records.  The original or attested copies of the
                 -----------------
Certificate of Incorporation, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock and transfer records, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, shall be kept at the principal office of the Corporation, at the office of its counsel, or at an office of its transfer agent.

     Section 7.  Certificate of Incorporation.  All references in these By-laws
                 ----------------------------
to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

     Section 8.  Amendments.  These By-laws may be altered, amended or repealed
                 ----------
by the vote of a majority in interest of the stockholders of the Corporation at any regular or special meeting thereof; or by the vote of a majority of the Board of Directors at any regular or special meeting thereof, without any action on the part of the stockholders, unless otherwise provided herein; provided that (i) the Board of Directors may not amend or repeal this
        --------
Section 8 nor may it amend or repeal any other provision of these By-laws to the extent such amendment or repeal requires action by the stockholders, and (ii) any amendment or repeal of these By-laws by the Board of Directors and any provision of these By-laws adopted by the Board of Directors may be amended or repealed by the stockholders.



Adopted and Effective:   August 7, 1998